UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2004

QUICKSILVER RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300

Fort Worth, Texas 76104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Change in Control Plans. On August 24, 2004, the Board of Quicksilver Resources Inc. adopted the: (i) Quicksilver Resources Inc. Change in Control Retention Incentive Plan (“Plan”), (ii) Quicksilver Resources Inc. Key Employee Change in Control Retention Incentive Plan (“Key Employee Plan”) and (iii) Quicksilver Resources Inc. Executive Change in Control Retention Incentive Plan (“Executive Plan” and collectively, the “Plans”). The Plans provide severance benefits for certain staff, key employees and executives of Quicksilver in the event of a change in control (as defined in each of the Plans) of Quicksilver. The Plan, Key Employee Plan and Executive Plan are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated 1999 Stock Option and Retention Stock Plan. On August 24, 2004, the Board of Quicksilver adopted amendments to the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan (“1999 Plan”). The 1999 Plan provides for grants of stock options, stock appreciation rights and retention shares to eligible employees of Quicksilver. The 1999 Plan is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 25, 2004, Quicksilver filed its Second Restated Certificate of Incorporation with the Secretary of State of Delaware, which restated and integrated provisions of its Restated Certificate of Incorporation as previously amended. The Second Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
3.1	Second Restated Certificate of Incorporation of Quicksilver Resources Inc.

10.1	Quicksilver Resources Inc. Change in Control Retention Incentive Plan

10.2	Quicksilver Resources Inc. Key Employee Change in Control Retention Incentive Plan

10.3	Quicksilver Resources Inc. Executive Change in Control Retention Incentive Plan

10.4	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and
Chief Financial Officer

Date: August 30, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Second Restated Certificate of Incorporation of Quicksilver Resources Inc.

10.1	Quicksilver Resources Inc. Change in Control Retention Incentive Plan

10.2	Quicksilver Resources Inc. Key Employee Change in Control Retention Incentive Plan

10.3	Quicksilver Resources Inc. Executive Change in Control Retention Incentive Plan

10.4	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan